UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2025

Karat Packaging Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40336	83-2237832
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6185 Kimball Avenue, Chino, CA 91708

(Address of principal executive offices) (Zip Code)

(626) 965-8882

Registrant’s telephone number, including area code:

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	KRT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 10, 2025, Karat Packaging Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with certain selling stockholders (the “Selling Stockholders”) and BofA Securities, Inc. and William Blair & Company, L.L.C., as the underwriters (the “Underwriters”), relating to the secondary offering of 1,500,000 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) by the Selling Stockholders, at a public offering price of $27.00 per share (the “Offering”). Under the terms of the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 225,000 shares of Common Stock from the Selling Stockholders. The Company did not offer or sell any shares of Common Stock in the Offering, and the Company did not receive any proceeds from the Offering.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company and Selling Stockholders and customary conditions to closing, obligations of the parties and termination provisions. Additionally, under the terms of the Underwriting Agreement, the Company and the Selling Stockholders have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute to payments the Underwriters may be required to make in respect of these liabilities.

The Offering was made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-286011) (the “Registration Statement”), which was declared effective on March 28, 2025, including the related prospectus, dated March 21, 2025, as supplemented by the prospectus supplement, dated June 10, 2025, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act.

The foregoing description of the material terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A copy of the legal opinion relating to the legality of the offer and sale of Common Stock in the Offering is attached hereto as Exhibit 5.1 and is incorporated by reference into the Registration Statement.

Item 8.01. Other Events.

On June 10, 2025, the Company issued press releases announcing the commencement of the secondary offering and the pricing of the secondary offering. Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished herewith:

Exhibit Number	Description
1.1	Underwriting Agreement dated June 10, 2025, among the Company, the Selling Stockholders and BofA Securities, Inc. and William Blair & Company, L.L.C., as the underwriters.
5.1	Opinion of Akerman LLP.
23.1	Consent of Akerman LLP (included in Exhibit 5.1).
99.1	Press Release dated June 10, 2025, announcing the commencement of the secondary offering.
99.2	Press Release dated June 10, 2025, announcing the pricing of the secondary offering.
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KARAT PACKAGING INC.

Date: June 11, 2025	By:	/s/ Jian Guo
Jian Guo
Chief Financial Officer

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